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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  March 25, 2002


                          COMMISSION FILE NO. 1-14501


                         PENNZOIL-QUAKER STATE COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                             76-0200625
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                         PENNZOIL PLACE, P.O. BOX 2967
                           HOUSTON, TEXAS  77252-2967
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



      Registrant's telephone number, including area code:  (713) 546-4000



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Item 4. Change in the Registrant's Certifying Accountant

       As of March 25, 2002, the Board of Directors determined to engage PricewaterhouseCoopers LLP as the Company's independent public accountants, replacing Arthur Andersen LLP, which the Company dismissed. This determination followed the Company's decision to seek proposals from independent public accountants to audit the financial statements of the Company.

       The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

       During the two most recent fiscal years of the Company ended December 31, 2001, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

       None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001. During the two most recent fiscal years of the Company ended December 31, 2001, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

c) Exhibits. The following exhibits are filed with this document:

Exhibit No.       Description
-----------       -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 25, 2002

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                                    SIGNATURE
                                    ---------



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   PENNZOIL-QUAKER STATE COMPANY
                                                   REGISTRANT




                                                   /s/ Michael J. Maratea
                                                   ----------------------
                                                   Michael J. Maratea
                                                   Vice President and Controller



March 25, 2002

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                                      EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 25, 2002